UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2005, EMC Corporation (“EMC”) issued a press release announcing financial results for the quarter ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release contains EMC’s Business Outlook which includes certain forward-looking numbers that may constitute non-GAAP financial measures due to the fact that these numbers do not include the impact of expensing stock options under the Financial Accounting Standards Board’s Statement 123R (FAS 123R), which will be effective for fiscal quarters after June 15, 2005. EMC is unable to provide a quantitative reconciliation of such forward-looking measures to GAAP because EMC is currently in the process of assessing its implementation of FAS 123R and, therefore, the amount of stock option expense is unknown at this time. Notwithstanding the fact that these forward-looking numbers exclude the impact of expensing stock options, management believes that these forward-looking numbers are useful to investors because they provide insight into management’s current expectations for the performance of EMC’s business. Management also believes such information is useful because it represents the manner in which EMC’s business is currently being managed.

The press release may also contain other non-GAAP financial measures. If any other non-GAAP financial measures are presented, reconciliation to GAAP is included. Management uses any such non-GAAP financial measures to gain an understanding of its comparative operating performance. Management believes that these measures provide useful information because they exclude activities that are not necessarily relevant to understand EMC’s business.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of EMC Corporation dated January 25, 2005 (furnished pursuant to Item 2.02).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ William J. Teuber, Jr.
William J. Teuber, Jr.
Executive Vice President and Chief Financial Officer

Date: January 25, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of EMC Corporation dated January 25, 2005